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                                  EXHIBIT 10.29

                                 PROMISSORY NOTE

                                  BY AND BETWEEN
                   INTERAMERICAS COMMUNICATIONS CORPORATION (ICC)
                                       AND
                             LAURA INVESTMENTS LIMITED

AMOUNT OF NOTE:   US$93,750             INTEREST: 6% Simple Interest per Annum

DATE OF NOTE:     April 24, 1996



As set forth for cash to be received, InterAmericas Communications Corporation (ICC) at 104, Crandon Boulevard, Suite 324 Key Biscayne, Florida 33149, U.S.A. promises to pay Laura Investments Limited at P.O. Box No. 3247, Nassau, Bahamas, the sum of Ninety Three Thousand Seven Hundred and Fifty Dollars (US$93,750), together with interest from the date above on the unpaid principal balance due at the rate of six percent (6%) simple interest per annum. Principal shall be payable no later than September 30, 1996.



                    INTERAMERICAS COMMUNICATIONS CORPORATION

                             /s/ HERNAN STREETER

                               HERNAN STREETER
                          CHAIRMAN, PRESIDENT & CEO
                (AUTHORIZED SIGNATORY ON BEHALF OF THE CORPORATION)